Exhibit 99.1

Baird 2018 Global Industrial Conference November 6, 2018 MARK c. JAKSICH EVP & Chief Financial officer STEPHEN G. KANIEWSKI PRESIDENT & CHIEF EXECUTIVE OFFICER

Forward-looking Statement Disclosure These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2 November 2018 Valmont Industries, Inc.

Valmont at a Glance Delivering Solutions For Agriculture and Infrastructure Development 3 November 2018 Valmont Industries, Inc. Headquarters Omaha, NE 2017 Sales $2.7B1 Market Cap $2.9B2 Countries of Operation 23 Manufacturing Sites 80+ Total Employees >10,000 Company Profile 2017 Mix ($M) By Revenue3 By Operating Income 1 Includes Other of $76M. 2 As of 11’2’2018. 3 Net of intersegment sales $257 $912 $856 $644 $50 $63 $98 $101 ESS Utility Irrigation Coatings

Valmont Business Model

Strong, Global, and Enduring Drivers


Growth Discipline
Total Value Impact Focus
Niche Markets
Leverage Products, Markets, and Capabilities
VALUE CREATION
Operational Focus
Culture & Talent
Engineering
Global Mindset/ Footprint
Competitive Strengths

16.5% Total Compounded Annualized Return Over the Past 15 Years[1]

[1] As of 12/31/2017. Source: FactSet.

4 | November 2018 | Valmont Industries, Inc.

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ESS at a Glance 5 November 2018 Valmont Industries, Inc. Market Drivers Addressable Market Expansion Product and Solutions Portfolio Transportation Communication Construction Systems Need for increased spend on transportation Explosion of demand on wireless networks Shift to 5G will drive network upgrades Demand for integrated solutions will continue to develop and evolve Sign Structures* Telecommunications Products & Components Architectural Components Smart Pole Solutions Highway Safety *Related acquisition completed in 2018

Utility Support Structures at a Glance 6 November 2018 Valmont Industries, Inc. Addressable Market Expansion Transmission Structures Distribution Poles Substations Renewable Energy Solutions Inspection Services Product and Solutions Portfolio Reliability, grid hardening, regulatory impetus, and renewable generation Historical underinvestment in the grid Increase in renewable and distributed generation Demand for uninterrupted power Wood transmission and distribution pole replacement Market Drivers Global Expansion* & Acquisitions Lattice* CEC Pre-Packaged Substations Concrete for Grid Hardening & Distribution Technology Services as a Disruptor *Related acquisition completed in 2018

Coatings at a Glance Market Drivers Galvanizing Applied Coatings Value-Added Services Addressable Market Expansion Product and Solutions Portfolio Coatings demand typically correlated to industrial production Infrastructure investments promote coatings demand Cost of corrosion is a major financial burden on economies Acquisitions* and New Construction Applied Coatings Value-Added Services *Related acquisition completed in 2018 7 November 2018 Valmont Industries, Inc.

Irrigation at a Glance Valley® 8 November 2018 Valmont Industries, Inc. Market Drivers Center Pivots & Machines1 Control Panels Remote Telemetry Variable Rate Irrigation Water Management Product and Solutions Portfolio Addressable Market Expansion Long-term: Constraints on fresh water resources and demand on food production Governments’ desire to become more self-sufficient in food production Large installed base of machines creates replacement opportunity Short-term: Commodity prices, net farm income and availability of farm labor Valley SchedulingTM International Growth Full Service Water Management for Ag* Focus on Higher Value Crops Enhanced Technology Solutions *Related acquisition completed in 2018

FINANCIAL OVERVIEW 9 November 2018 Valmont Industries, Inc.

Strong Peak to Trough Performance 10 November 2018 Valmont Industries, Inc. Peak Sales and Operating Income1 ($M) 1 Excludes restructuring charges, impairments and significant one-time adjustments. Please see Company’s Reg. G table at end of presentation. $132 $243 1 $1,907 $1,787 $1,976 $2,662 $3,030 $3,304 $3,123 $2,619 $2,522 $2,746 $229 $238 $178 $263 $382 $473 $358 $238 $256 $266 $- $100 $200 $300 $400 $500 $600 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Sales Operating Income GAAP Operating Income Trough Trough 1

2017 and 2018 Financial Results Through Third Quarter NET SALES U.S. Dollars in millions except per share amounts 2018 2017 Engineered Support Structures $727.2 $688.0 Utility Support Structures 625.9 615.7 Coatings 267.0 235.8 Irrigation 491.1 502.9 Other 23.1 60.5 Intersegment Sales (74.4) (72.0) Net Sales $2,059.8 $2,031.0 Operating Income GAAP $166.0 $203.2 Adjusted Operating Income* $203.3 $203.2 Net Income (loss) GAAP $76.7 $119.9 Adjusted Net Income* $129.0 $119.9 Diluted Earnings (loss) Per Share (EPS) GAAP $3.40 $5.28 Adjusted Diluted (EPS) $5.74 $5.28 * Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document. 11 November 2018 Valmont Industries, Inc.

Strong and Flexible Balance Sheet Maintain Investment Grade Rating; Target Debt/EBITDA of 1.5-2.5x 12 November 2018 Valmont Industries, Inc. Debt and Liquidity Profile 5-Year Historical Debt/Adjusted EBITDA1 Cash at 9/29/2018 $296M ($259M ex. US) Total Debt, 9/29/2018 $740M Revolving Credit Facility $600M $200M Accordion Feature $0 Drawn as of 9/29/2018 Expires 2022 S&P BBB+ Stable Moody’s Baa3 Stable Fitch BBB- Stable Credit Rating 0.9x 1.9x 2.7x 2.3x 2.2x 2013 2014 2015 2016 2017 Debt Maturities (USD in Millions) 1 Adjusted EBITDA as computed in our debt agreements, See Company’s Reg. G tables at end of presentation. $450 $305 2044 2054

Capital Allocation Scorecard – A Balanced Approach 13 November 2018 Valmont Industries, Inc. Business Growth Return of Capital to Shareholders USD in Millions Working capital investment to support business growth CapEx of ~$60 - 80MM annually Capital Expenditures Strategic fit + market expansion Returns exceed cost of capital within 3 years Acquisitions Payout ratio target: 15% of earnings Current payout: 20% Dividends Opportunistic approach Supported by free cash flows $45M remaining on current authorization $250M reauthorization approved on 10/30/2018 Share Repurchases 87 126 49 25 Share Repurchases Acquisitions Capital Expenditures Dividends $287M of Capital Deployed January – September 2018

10 Year Historical Free Cash Flow1 10 Year Average FCF is $146M; Last 5 Years Has Averaged $176M Free Cash Flow (USD in $millions) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Net cash flows from Operating Activities $ 52.6 $ 349.5 $ 152.2 $ 149.7 $ 197.1 $ 396.4 $ 174.1 $ 272.3 $ 219.2 $ 145.7 Net cash flows from Investing Activities (194.1) (43.6) (262.7) (84.1) (136.7) (131.7) (256.9) (48.2) (53.0) (49.6) Net cash flows from Financing Activities 108.8 (198.4) 269.7 (45.9) (16.4) (37.4) (136.8) (32.0) (95.2) (220.0) Net cash flows from Operating Activities $ 52.6 $ 349.5 $ 152.2 $ 149.7 $ 197.1 $ 396.4 $ 174.1 $ 272.3 $ 219.2 $ 145.7 Purchase of plant, property & equipment (50.9) (44.1) (36.1) (83.1) (97.1) (106.8) (73.0) (45.5) (57.9) (55.3) Free Cash Flow1 1.7 305.4 116.1 66.6 100.0 289.7 101.1 226.8 161.2 90.5 1 We use the non-GAAP measure of free cash flow, which we define as GAAP net cash flows from operating activities reduced by capital expenditures. We believe that Free Cash Flow is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of Free Cash Flow may not be directly comparable to similar measures used by other companies. 14 November 2018 Valmont Industries, Inc.

Strong Free Cash Flow Throughout The Cycle Years of rapid raw material cost inflation GAAP 0.01X 2.03X 1.23X 0.29X 0.43X 1.04X 0.55X 5.65X 0.93X 0.78X Adj. 0.01X 2.03X 1.23X 0.41X 0.43X 0.98X 0.54X 2.00X 1.17X 0.57X Historical FCF Conversion by Year1 2008 – 2017 Free Cash Flow1 ($M) 15 November 2018 Valmont Industries, Inc. 1 We use the non-GAAP measure of free cash flow, which we define as GAAP net cash flows from operating activities reduced by capital expenditures. We believe that Free Cash Flow is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of Free Cash Flow may not be directly comparable to similar measures used by other companies. 10-yr Avg. $146M GAAP 1.29X Adj. 0.94X 2 305 116 67 100 290 101 227 161 90 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Company Financial Targets 16 November 2018 Valmont Industries, Inc. Financial Target Long-Term Goal Revenue Growth1 5% ̶ 10% EPS Growth > 10% ROIC > 10% FCF Conversion > 1.0x Net Earnings Operating Margin > 12% 1 5% organic. Acquisitions over time are necessary to achieve top end of range. New in 2018

Why Valmont? Expanding Our View of Addressable Market to Leverage Existing Global Platform Management Team is Reshaping the Organization to Align with Growth Agriculture and Infrastructure Provide Good Investment Opportunities Sensible Capital Allocation and ROIC Focus Will Remain 17 November 2018 Valmont Industries, Inc.

THANK YOU 18 November 2018 Valmont Industries, Inc.

APPENDIX 19 November 2018 Valmont Industries, Inc.

2018 Operations Transformation and Restructuring 2018 full-year estimated expenses of $27.0M $19.0M cash, $8.0M non-cash $17.7M of pre-tax expenses incurred through Q3 Most of the expenses are in the ESS segment, mainly in China and Australia Expected Realized Savings $8M in 2018 $8M in 2019 Remainder after 2019 20 November 2018 Valmont Industries, Inc.

Manufacturing Facility Broad Global Footprint is a Competitive Differentiator 21 November 2018 Valmont Industries, Inc. #1 or #2 In All Market We Serve In Our Industries 2017 Revenue by Geography 67% AMERICAS 10% EMEA 23% APAC

Solutions That Support Agriculture and Infrastructure Growth 22 November 2018 Valmont Industries, Inc. ENGINEERED SUPPORT STRUCTURES (ESS) UTILITY SUPPORT STRUCTURES (USS) COATINGS IRRIGATION Lighting and traffic structures Highway safety products Wireless communications products and components Industrial and architectural access systems Transmission and Distribution poles Substations Engineering and support services Renewable generation support structures Lattice Structures Galvanizing Applied Coatings: anodizing, electro-deposition (e-coat), liquid, powder, and duplex Value-added services (e.g., fabrication, shipping, storage) Technology solutions Center pivots, linears, pumping stations, sprinklers, drive trains, flotation, and traction Advanced technology solutions Water delivery and management Providing Structures Essential for Supporting Global Infrastructure Growth Enabling Power to be Transferred from the Generation Facility to the Customer Extending the Life, Value, and Aesthetic Properties of Metal Products Improving Farm Productivity through Efficient Delivery of Fresh Water

Fiscal 2017 Results 23 November 2018 Valmont Industries, Inc. Total Sales (in thousands) 2017 2016 Yr-Yr Change Engineered Support Structures $ 938,102 $ 906,719 3.5% Utility Support Structures 859,115 736,364 16.7% Coatings 318,891 289,481 10.2% Irrigation 652,430 575,204 13.4% Other 76,300 83,110 (8.2%) Intersegment Sales (98,871) (69,202) Total $ 2,745,967 $ 2,521,676 9.0% GAAP Operating Income $ 266,432 $ 243,504 9.4% GAAP Net Earnings $ 116,240 $ 173,232 (32.9%) GAAP Earnings Per Share $ 5.11 $ 7.63 (33.0%) Adjusted Operating Income1 $ 266,432 $ 255,929 4.1% Adjusted Net Earnings1 $ 158,412 $ 145,767 8.7% Adjusted Earnings Per Share1 $ 6.97 $ 6.42 8.6% 1 Please refer to Company’s Reg G table at end of document.

Leading With Innovative Products and Solutions





Valley Scheduling™

ICON™ Smart Panels

AgSense and BaseStation3™

Valley Irrigation Exchange




PyraMAX™



Atmosphere™ Façade


P2

Drone Inspection



CEC Substation



Coatings Connector™



GalvTrac™



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Elevating Our Commitment to Corporate Sustainability Aggregating global data for improved measurement Green Teams in every facility Reductions in electricity consumption and landfill waste Elevating sustainability throughout our organization Enhanced global data analytics and metrics to establish and track sustainability goals Strengthening reporting Supplier sustainability commitment Increasing Our Dedication to Corporate Responsibility Over Time 25 November 2018 Valmont Industries, Inc. FUTURE Self-Sustaining Program Disseminating Throughout the Organization

2018 Acquisitions YTD 26 November 2018 Valmont Industries, Inc.

Reg G Reconciliation 27 November 2018 Valmont Industries, Inc. VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS (Dollars in thousands, except per share amounts) (unaudited) The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) tax expense attributed to the Tax Cuts and Job Act ("2017 Tax Act"), (2) restructuring costs, (3) deferred income tax (benefit) expense arising from changes in foreign tax rates and an international legal reorganization and (4) other non-recurring expenses (including the reversal of a contingent liability), and (b) segment operating income of restructuring costs, impairments, and non-recurring expenses. Amounts June be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures as a number of non-recurring transactions were recognized in 2017 and 2016, some of which are non-cash. 12'30'17 Diluted EPS Net earnings/(loss) attributable to Valmont Industries, Inc. - as reported $ 116,240 $ 5.11 Remeasurement of deferred tax assets attributed to 2017 Tax Act 20,372 0.90 Non-recurring tax expense attributed to 2017 Tax Act 21,564 0.95 Fair market value adjustment, Delta EMD 236 0.01 Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 158,412 $ 6.97 Average shares outstanding (000's) - Diluted 22,738 12'31'16 Net earnings/(loss) attributable to Valmont Industries, Inc. - as reported $ 173,232 $ 7.63 Restructuring expenses 12,425 0.55 Reversal of contingent liability (16,591) (0.73) Fair market value adjustment, Delta EMD 586 0.03 Total pre-tax adjustments (3,580) (0.16) Tax effect of adjustments1 (3,180) (0.14) Deferred income tax benefit - non-recurring (20,705) (0.91) Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 145,767 $ 6.42 Average shares outstanding (000's) - Diluted 22,709 1 The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction, except the reversal of the contingent liability in 2016, which is not taxable.

Reg G Reconciliation – Continued VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON OPERATING INCOME REG G RECONCILIATION (Continued) 1 Other non-recurring charges (pre-tax) in 2015 are the $17,000 provision for a Utility commercial settlement and the $7,010 recognized allowance for doubtful China receivable (Irrigation). Operating Income Reconciliation YTD 12'31'16 YTD 12'26'15 Increase 2016 from 2015 Operating income (loss) - as reported $ 243,504 $ 131,695 $ 111,809 Restructuring expenses 12,425 39,852 Impairment of goodwill and trade names - 41,970 Other non-recurring charges1 - 24,010 Adjusted Operating Income $ 255,929 $ 237,527 $ 18,402 Net Sales $ 2,521,676 $ 2,618,924 Operating Income as a % of Sales 9.7% 5.0% Adjusted Operating Income as a % of Sales 10.1% 9.1% 28 November 2018 Valmont Industries, Inc.

Reg G Reconciliation – Continued 29 November 2018 Valmont Industries, Inc.

Reg G Reconciliation - Continued Operating Income Reconciliation 13 Weeks Ended Sept 29, 2018 13 Weeks Ended Sept 30, 2017 39 Weeks Ended Sept 29, 2018 39 Weeks Ended Sept 30, 2017 Operating income - as reported 38,360 $ 60,090 $ 165,990 $ 203,196 $ Impairment of goodwill and tradename 15,780 - 15,780 - Restructuring expenses 6,243 - 17,662 - Acquisition diligence costs 2,859 - 3,840 - Adjusted Operating Income 63,242 $ 60,090 $ 203,272 $ 203,196 $ Net Sales - as reported 678,692 $ 680,779 $ 2,059,781 $ 2,030,989 $ Operating Income as a % of Sales 5.7% 8.8% 8.1% 10.0% Adjusted Operating Income as a % of Adjusted Sales 9.3% 8.8% 9.9% 10.0% 30 November 2018 Valmont Industries, Inc.

Reg G Reconciliation - Continued

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES
SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS
REGULATION G RECONCILIATION
(Dollars in thousands, except per share amounts)
(unaudited)

The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) debt refinancing expenses (2) impairment of goodwill and tradename (3) restructuring costs (4) acquisition diligence expenses and (5) the loss from divestiture of Donhad, (b) operating income from these expenses, and (c) segment operating income for these items. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures.

	13 Weeks Ended Sept 29, 2018	Diluted earnings per share	39 Weeks Ended Sept 29, 2018	Diluted earnings per share
Net earnings attributable to Valmont Industries, Inc. - as reported	$ 4,448	$ 0.20	$ 76,689	$ 3.40
Debt refinancing expenses, pre-tax	14,820	0.66	14,820	0.66
Impairment of goodwill and tradename, pre-tax	15,780	0.71	15,780	0.70
Restructuring expenses, pre-tax	6,243	0.28	17,662	0.78
Acquisition diligence costs, pre-tax	2,859	0.13	3,840	0.17
Loss from divestiture of grinding media business, pre-tax	-	-	6,084	0.27
Total Adjustments	39,702	1.78	58,186	2.58
Tax effect of adjustments *	(2,931)	(0.13)	(5,360)	(0.24)
Completion of 2017 tax reform adjustment	(491)	(0.02)	(491)	(0.02)
Net earnings attributable to Valmont Industries, Inc. - Adjusted	$ 40,728	$ 1.82	$ 129,024	$ 5.72
Average shares outstanding (000's) - Diluted		22,352		22,574

* The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction.

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Reconciliation of Adjusted EBITDA to GAAP Figures

Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) is one of our key financial ratios in that it is the basis for determining our maximum borrowing capacity at any one time. We calculate "Further Adjusted EBITDA" by adding back cash restructuring and non-recurring expenses to Adjusted EBITDA, as management finds these alternate measures of EBITDA useful to the company's performance from different aspects, and we believe investors will also.

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Net earnings attributable to Valmont Industries, Inc.	$ 132,397	$ 150,562	$ 94,379	$ 228,308	$ 234,072	$ 278,489	$ 183,976	$ 40,117	$ 173,232	$ 116,240
Interest expense	18,267	15,760	30,947	36,175	31,625	32,502	36,790	44,621	44,409	44,645
Income tax expense	70,213	72,894	55,008	4,590	126,502	157,781	94,894	47,427	42,063	106,145
Depreciation and amortization expense	39,597	44,748	59,663	74,560	70,218	77,436	89,328	91,144	82,417	84,957
EBITDA	260,474	283,964	239,997	343,633	462,417	546,208	404,988	223,309	342,121	351,987
Impairment of goodwill and intangible assets	-	-	-	-	-	-	-	41,970	-	-
Restructuring and PP&E impairment expense	-	-	-	-	-	-	-	19,836	1,099	-
Reversal of contingent liability	-	-	-	-	-	-	-	-	(16,591)	-
EBITDA from acquisitions	-	-	-	-	-	-	8,696	-	-	-
Adjusted EBITDA	$ 260,474	$ 283,964	$ 239,997	$ 343,633	$ 462,417	$ 546,208	$ 413,684	$ 285,115	$ 326,629	$ 351,987
Other non-recurring transactions[1]	-	-	-	-	-	-	-	$ 24,003	-	-
Debt refinancing costs, pre-tax	-	-	-	-	-	-	38,704	-	-	-
Cash Restructuring Expense	-	-	-	-	-	-	-	20,016	11,306	-
Further Adjusted EBITDA	$ 260,474	$ 283,964	$ 239,997	$ 343,633	$ 462,417	$ 546,208	$ 452,388	$ 329,134	$ 337,935	$ 351,987
EBITDA from Corporate/LIFO Expense	$ (34,132)	$ (33,211)	$ (37,558)	$ (44,319)	$ (46,688)	$ 81,789)	$ (49,989)	$ (22,956)	$ (33,675)	$ 37,049)
Total Adjusted EBITDA Provided by Segments	$ 294,606	$ 317,175	$ 277,555	$ 387,952	$ 509,105	$ 627,997	$ 502,377	$ 352,090	$ 371,610	$ 389,036
Total interest-bearing debt						$ 486,685	$ 774,074	$ 758,971	$ 756,392	$ 755,015
Leverage Ratio						0.89	1.87	2.66	2.32	2.15

[1] Other non-recurring transactions in 2015 are the $7,003 allowance for doubtful accounts recorded in the Irrigation segment and the $17,000 accrual recorded for the utility commercial settlement.

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Calculation of Free Cash Flows

We believe that Free Cash Flow is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of Free Cash Flow may not be directly comparable to similar measures used by other companies.

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Net cash flows from operating activities	$ 52,575	$ 349,520	$ 152,220	$ 149,671	$ 197,097	$ 396,442	$ 174,096	$ 272,267	$ 219,168	$ 145,716
Net cash flows from investing activities	(194,077)	(43,595)	(262,713)	(84,063)	(136,692)	(131,721)	(256,863)	(48,171)	(53,049)	(49,615)
Net cash flows from financing activities	108,753	(198,400)	269,685	(45,911)	(16,355)	(37,380)	(136,756)	(32,010)	(95,158)	(220,005)
Net cash flows from operating activities	$ 52,575	$ 349,520	$ 152,220	$ 149,671	$ 197,097	$ 396,442	$ 174,096	$ 272,267	$ 219,168	$ 145,716
Purchase of plant, property, and equipment	(50,879)	(44,129)	(36,092)	(83,069)	(97,074)	(106,753)	(73,023)	(45,468)	(57,920)	(55,266)
Free Cash flows	1,696	305,391	116,128	66,602	100,023	289,689	101,073	226,799	161,248	90,450
Net earnings attributed to Valmont Industries, Inc.	$ 132,397	$ 150,562	$ 94,379	$ 228,308	$ 234,072	$ 278,489	$ 183,976	$ 40,117	$ 173,232	$ 116,240
Adjusted net earnings attributed to Valmont Industries, Inc.	N/A	N/A	N/A	$ 162,282	N/A	$ 295,069	$ 187,771	$ 113,598	$ 137,621	$ 158,413
Free Cash Flow Conversion - GAAP	0.01	2.03	1.23	0.29	0.43	1.04	0.55	5.65	0.93	0.78
Free Cash Flow Conversion - Adjusted	0.01	2.03	1.23	0.41	0.43	0.98	0.54	2.00	1.17	0.57
1) Reconciliation of Net Earnings to Adjusted Figures										
Net earnings attributed to Valmont Industries, Inc.	$ 132,397	$ 150,562	$ 94,379	$ 228,308	$ 234,072	$ 278,489	$ 183,976	$ 40,117	$ 173,232	$ 116,240
Change in valuation allowance against deferred tax assets	-	-	-	(66,026)	-	-	-	7,120	(20,705)	41,936
Impairment of long-lived assets	-	-	-	-	-	12,161	-	61,806	1,099	-
Reversal of contingent liability	-	-	-	-	-	-	-	-	(16,591)	-
Deconsolidation of Delta EMD, after-tax and NCI	-	-	-	-	-	4,419	-	-	-	-
Noncash loss from Delta EMD shares	-	-	-	-	-	-	3,795	4,555	586	237
Adjusted net earnings attributed to Valmont Industries, Inc.	$ 132,397	$ 150,562	$ 94,379	$ 162,282	$ 234,072	$ 295,069	$ 187,771	$ 113,598	$ 137,621	$ 158,413

* Adjusted net earnings for purposes of calculating free cash flow conversion may be a different adjusted net earnings then elsewhere in this appendix. This calculation of adjusted net earnings only adds back non-cash charges. All non-recurring transactions which are paid in cash were a use of operating cash flows and thus are not added back to GAAP net earnings.

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